UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☐ Preliminary Information Statement              ☐ Confidential, for use of the Commission only
☒ Definitive Information Statement

TEEN EDUCATION GROUP, INC.

(Name of Registrant as Specified In Its Charter)

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TEEN EDUCATION GROUP, INC.
NO. 288 Maodian Road, Liantang Industrial Park
 Qingpu District
Shanghai, China  201715

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT
OF HOLDERS OF A MAJORITY OF THE OUTSTANDING COMMON STOCK

To the Stockholders of Teen Education Group, Inc.:

The purpose of the attached Information Statement is to notify you that on May 18, 2011, the holder of a majority of the issued and outstanding common stock, par value $0.001 per share, of Teen Education Group, Inc. (the “Company”), gave its written consent to resolutions that were unanimously adopted on May 18, 2011, by the Board of Directors of the Company, to amend and restate the Company’s Certificate of Incorporation so as to:

•	Change the name of the Company from “Teen Education Group, Inc.” to “Vomart International Auto Parts, Inc.”.

 We anticipate that the Definitive Information Statement will be mailed on or about May 31, 2011 to stockholders of record.  On or after June 20, 2011, which is twenty (20) calendar days after the mailing of the Definitive Information Statement to the Company’s stockholders pursuant to Rule 14c-2(b) under the Exchange Act, the Certificate of Amendment of Certificate of Incorporation, in the form of Appendix A hereto, will be filed with the Delaware Secretary of State and it will become effective upon filing.  In addition, corporate actions such as the Name Change is subject to the Company’s notification to and approval by the Financial Industry Regulatory Authority (“FINRA”).  As  a result,  the Name Change will become effective after the date (the “Effective Date”) on which the Company receives the FINRA’s approval.

The Delaware General Corporation Law permits holders of a majority of the voting power of a corporation to take shareholder action by written consent.  Accordingly, the Company will not hold a meeting of its stockholders to consider or vote upon the Certificate of Amendment of Certificate of Incorporation.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

Your vote or consent is not requested or required to approve this matter. The accompanying Information Statement is provided solely for your information.

By order of our Board of Directors,

	By:	/s/ Zhoufeng Shen
	Name:	Zhoufeng Shen
May 27, 2011	Title:	Chief Executive Officer

TEEN EDUCATION GROUP, INC.
NO. 288 Maodian Road, Liantang Industrial Park
 Qingpu District
Shanghai, China  201715

INFORMATION STATEMENT

This Information Statement is furnished by the Board of Directors (“Board of Directors”) of Teen Education Group, Inc., a Delaware corporation (“the Company”), to the holders of record at the close of business on May 18, 2011 (the “Record Date”) of the Company’s outstanding common stock, $0.001 par value per share, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The purpose of this Information Statement is to notify you that on May 18, 2011, the holder of 1,300,000 shares of the Company’s common stock, constituting 52% of the Company’s issued and outstanding shares of common stock, gave its written consent to a resolution adopted on May 18, 2011, by the Board of Directors of the Company, to amend and restate the Company’s Certificate of Incorporation by filing a Certificate of Amendment of Certificate of Incorporation with the Delaware Secretary of State (the “Amended and Restated Charter”) so as to:

•	Change the name of the Company from “Teen Education Group, Inc.” to “Vomart International Auto Parts, Inc.” (the “Name Change”).

We anticipate that the Definitive Information Statement will be mailed on or about May 31, 2011 to stockholders of record on the Record Date.

 The Amended and Restated Charter will be filed with the Delaware Secretary of State on or about June 20, 2011 which is at least twenty (20) calendar days after the mailing of the Definitive Information Statement to the Company’s stockholders and it will become effective upon filing.  In addition, corporate actions such as the Name Change is subject to the Company’s notification to and approval by FINRA.  As  a result,  the Effective Date will be the date after which the Company receives the FINRA’s approval.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(C) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

Section 228 of the Delaware General Corporation Law (“DGCL”) provides that, unless otherwise provided in the certificate of incorporation, any action that can be taken at a meeting of stockholders can be taken without a meeting if written consent to the action is signed by the holders of outstanding stock having the minimum number of votes necessary to authorize or take such action at a meeting of the stockholders.  Pursuant to Section 228 of the DGCL, approval of the Name Change requires the affirmative vote of the holders of a majority of the common stock.  Accordingly, the Company will not hold a meeting of its stockholders to consider or vote upon the Amended and Restated Charter.

 The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing.  The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the common stock.

NO DISSENTERS’ RIGHTS

Under Delaware law, stockholders are not entitled to dissenters’ rights of appraisal in connection with the Name Change described in this Information Statement.

OUTSTANDING SHARES AND VOTING RIGHTS

The Company has only one class of voting stock.  On the Record Date, there were 2,500,000 shares of the Company’s common stock issued and outstanding, each of which entitles the holder thereof to one vote.  Stockholders of record entitled to vote were determined as of the close of business on May 18, 2011.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth information relating to the beneficial ownership of the Company’s common stock as of the date hereof, by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of common stock, (ii) each director and executive officer of the Company, and (iii) all officers and directors of the Company as a group.  Unless otherwise noted below, to the Company’s knowledge, all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them.  For purposes hereof, a person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of warrants or options or the conversion of convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that any warrants, options or convertible securities that were held by such person (but not those held by any other person) and which are exercisable within 60 days from the date hereof, have been exercised.

Name and Address of Beneficial Owners, Directors and Officers	Amount and Nature of Beneficial Ownership	Percent of Class

Qun Hu(1) Chairman of the Board	1,300,000	52%
Zhoufeng Shen President and Chief Executive Officer	0	0%
Xiaomei Wang Chief Financial Officer	0	0%

All directors and executive officers as a group (3 persons)	1,300,000	52%

(1)
These 1,300,000 shares of the Company’s common stock are owned directly by Delight Pride Limited, a British Virgin Islands Company (“Delight Pride”).  Qun Hu is the director and sole shareholder of Delight Pride and as such, maintains sole dispositive power and discretion as to the voting and investment decisions of Delight Pride.  This beneficial owner has an address c/o the Company, at NO. 288 Maodian Road, Liantang Industrial Park, Qingpu District, Shanghai, China 201715.

NOTICE TO STOCKHOLDERS OF ACTION
APPROVED BY CONSENTING STOCKHOLDER

The following actions have been approved by the written consent of the holders of a majority of the issued and outstanding shares of the Company’s common stock:

ACTION 1

AMENDMENT OF THE CERTIFICATE OF INCORPORATION
TO CHANGE THE NAME OF THE CORPORATION

The Board of Directors of the Company has adopted a resolution to change the name of the Company from “Teen Education Group, Inc.” to “Vomart International Auto Parts, Inc.”  The holder of shares representing approximately 52% of  the voting power of the Company’s outstanding voting stock has given its written consent to the resolution.  Under the DGCL, the consent of the holders of a majority of the voting power of the Company is effective as stockholders’ approval.  We will file the Amended and Restated Charter with the Delaware Secretary of State no earlier than 20 calendar days after the Definitive Information Statement is mailed to the Company’s stockholders and it will become effective upon filing.  In addition, corporate action such as the Name Change is subject to the Company’s notification to and approval by FINRA.  As  a result, the Effective Date will be the date after which the Company receives the FINRA’s approval.

Reasons for Approving the Name Change

The primary purpose of the Name Change is to better represent the Company’s business.  The Company recently acquired all of the outstanding capital stock of Hongkong Charter International Group Limited, a Hong Kong corporation  (“Hongkong Limited”), in a share exchange (the “Share Exchange”).  Hongkong Limited is a holding company that owns 100% of the issued and outstanding common stock of Shanghai Vomart Auto Parts Co., Ltd. (“Vomart”), a corporation organized under the laws of the People’s Republic of China, and engaged in the distribution of automotive replacement parts and accessories in China.  Because of the new overall direction in the Company’s business resulting from the Share Exchange, the Board of Directors and majority shareholder have determined to change the Company’s name.

Principal Effects of the Name Change

Changing our name will not have any effect on our corporate status, the rights of shareholders or the transferability of outstanding stock certificates. Certificates for the Company’s common stock that recite the name “Teen Education Group, Inc.” will continue to represent shares in the Company after the Effective Date.  If, however, a shareholder wishes to exchange his certificate for a certificate reciting the name “Vomart International Auto Parts, Inc.” after the Effective Date, he may do so by surrendering his certificate to the Company’s transfer agent with a request for a replacement certificate and the appropriate stock transfer fee.  The Company’s transfer agent is:

Pacific Stock Transfer Company
4045 South Spencer Street, Suite 403
Las Vegas, Nevada 89119
Phone: (702) 361-3033
Fax: (702) 433-1979

In connection with the Name Change of the Company, the trading symbol and CUSIP number of the Company’s common stock will also be changed. The Company will apply to FINRA for a new trading symbol and to the CUSIP bureau for a new CUSIP number and subsequently the common stock will be assigned a new trading symbol and a new CUSIP number.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). The periodic reports and other information the Company has filed with the SEC may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington DC 20549. You may obtain information as to the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a web site that contains reports, proxy statements and other information about issuers, like the Company, who file electronically with the SEC. The address of that site is www.sec.gov. Copies of these documents may also be obtained by writing the Company’s Chief Financial Officer at the address specified above.

By order of our Board of Directors,

	By:	/s/ Qun Hu
	Name:	Qun Hu
May 27, 2011	Title:	Chairman of the Board of Directors

Appendix A

CERTIFICATE OF
AMENDMENT OF
CERTIFICATE OF INCORPORATION
OF
TEEN EDUCATION GROUP, INC.

Teen Education Group, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Company”), does hereby certify:

FIRST:
The Board of Directors of the Company (the “Board”), acting by Unanimous Written Consent in accordance with Section 141(f) of the General Corporation Law of the State of Delaware, adopted resolutions authorizing the Company to  change the corporate name from Teen Education Group, Inc. to “Vomart International Auto Parts, Inc.” (the “Name Change”); and to file this Certificate of Amendment:

Article FIRST of the Certificate of Incorporation of the Company is hereby deleted in its entirety and amended and restated as follows:

“The name of the corporation is VOMART INTERNATIONAL AUTO PARTS, INC. (the "Corporation").”

SECOND:
That in lieu of a meeting and vote of stockholders, the holders of a majority in interest of record of the issued and outstanding shares of Common Stock have given Written Consent to said amendments in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

THIRD:	That the aforesaid amendments were duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said Teen Education Group, Inc., has caused this certificate to be signed by Zhoufeng Shen, its Chief Executive Officer, this 18th day of May, 2011.

By:	/s/ Zhoufeng Shen
Name:	Zhoufeng Shen
Title:	Chief Executive Officer